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                                                Exhibit 10.54

               ASSIGNMENT AND ASSUMPTION AGREEMENT

    This Assignment and Assumption Agreement (the "Agreement"), dated as of March 20, 1997, by and between Roger Stangeland, an individual ("Stangeland"), and The Stangeland Family Limited Partnership, a California limited partnership (the "Partnership") of which the general partner is The Roger and Lilah Stangeland Living Trust (the "Trust").


                           WITNESSETH:

     WHEREAS, pursuant to the Stock Purchase Agreement, dated as of February 25, 1997, by and between The Grand Union Company, a Delaware corporation (the "Company"), and Stangeland, as amended by Amendment No. 1, dated as of March 20, 1997 (as so ameded, the "Purchase Agreement"), Stangeland agreed to purchase from the Company, and the Company agreed to sell and issue to Stangeland (the "Stock Purchase"), an aggregate of Sixty Thousand (60,000) shares (the "Stangeland Shares") of the Company's Class A Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"); and

     WHEREAS, pursuant to the Purchase Agreement, Stangeland has acquired the right to assign its rights thereunder to the Partnership, and thereby cause the Partnership to purchase the Stangeland Shares;

     WHEREAS, Stangeland desires to assign to the Partnership his right to purchase the Stangeland Shares, and the Partnership desires to accept such right and assume all the obligations imposed on Stangeland pursuant to the Purchase Agreement with respect to the Stangeland Shares under the Purchase Agreement, in accordance with its terms.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties agree as follows:

     Section 1. Effective as of the date hereof, Stangeland hereby assigns all of his rights to acquire the Stangeland Shares in accordance with the terms and conditions of the Purchase Agreement to the Partnership, which hereby agrees to, and hereby accepts, such assignment.

     Section 2. The Partnership hereby agrees to, and hereby does, assume any and all obligations of Stangeland pursuant to the Purchase Agreement, and hereby agrees to perform (and Stangeland hereby agrees to cause the Partnership to perform), such obligations subject to the terms and conditions of the Purchase Agreement.

     Section 3. The parties hereto hereby acknowledge and agree that the Company is entitle to enforce and rely on the provisions of this Agreement as third party beneficiary hereof.

     Section 4. This Agreement, together with the
Purchase Agreement and the Addendum to the Stockholder
Agreement by and among the Company, Trefoil Capital



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Investors II, L.P. and GE Investment Private Placement
Partners II, a Limited Partnership, contains the entire understanding of the parties hereto with respect to the subject matter hereof.

     Section 5. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts executed and fully performed within the State of New York.

     Section 6. This Agreement shall not be assignable.

     IN WITNESS WHEREOF, Stangeland and the Partnership have executed this Agreement as of the date first set forth above.

                              STANGELAND


                              /s/ Roger Stangeland
                              ----------------------------------
                              Roger Stangeland



                              THE STANGELAND FAMILY LIMITED
                              PARTNERSHIP, a California limited partnership

                              By:  THE ROGER AND LILAH STANGELAND
                                   LIVING TRUST
                                   Its:  General Partner


                              /s/ Roger Stangeland
                              ----------------------------------
                              By:  Roger Stangeland, Co-Trustee

                              /s/ Lilah Stangeland
                              ----------------------------------
                              By:  Lilah Stangeland, Co-Trustee


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